Exhibit 99.2 Fourth Quarter 2018 Financial Results Supplement February 14, 2019

Financial Highlights Comprehensive Income $ Billions ▪ 4Q18 comprehensive income included $0.6 billion in market-related $2.2 $2.4 $2.6 $0.2 $1.5 losses. There will be a $1.5 billion $2.1 $2.2 dividend requirement to the U.S. Treasury in March 2019. $(5.4) $(3.3) 4Q17 1Q18 2Q18 3Q18 4Q18 Comprehensive income (loss) Litigation settlements/judgments DTA Write-down Adjusted Net Interest Income and Adjusted Guarantee Fee Income ▪ Adjusted net interest income and $ Billions adjusted guarantee fee income were $1.9 $1.9 $1.9 $1.8 $1.8 substantially unchanged from the prior quarter. $1.0 $1.0 $1.1 $1.1 $1.1 4Q17 1Q18 2Q18 3Q18 4Q18 Adjusted net interest income1 Adjusted guarantee fee income1 Note: Totals may not add due to rounding. © Freddie Mac 2

Total Portfolio Balances

Freddie Mac

Total guarantee portfolio[2]

$ Billions



+5% YoY increase
$2,032
$2,049
$2,075
$2,101
$2,133
$203
$213
$220
$226
$237
$1,829
$1,836
$1,855
$1,875
$1,896
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
Single-family credit guarantee portfolio
Multifamily guarantee portfolio[3]

Portfolio balance highlights

- Total guarantee portfolio:
  - Single-family - grew $67 billion, or 4% year-over-year.
  - Multifamily - grew $34 billion, or 17% year-over-year.
- Total investments portfolio:
  - Mortgage-related investments portfolio - decreased $35 billion, or 14% year-over-year.

Total investments portfolio

$ Billions



-18% YoY decrease
$343
$311
$310
$311
$281
$90
$70
$74
$83
$63
$253
$241
$236
$228
$218
PSPA 2018 Year end Limit $250B*
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
Mortgage-related investments portfolio[2,4]
Other investments portfolio

Total debt outstanding[4,5]

$ Billions



PSPA 2018 Debt Cap $346.1B
2.6
2.9
3.0
2.9
2.9
$317
$282
$279
$281
$256
9%
10%
11%
10%
10%
41%
40%
36%
36%
37%
36%
40%
40%
39%
42%
14%
10%
13%
15%
11%
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
Discount notes
Callable debt
Non-callable debt
Other
Weighted average maturity in years

Note: Totals may not add due to rounding.
*PSPA limit pertains to the mortgage-related investments portfolio only.

© Freddie Mac 3

Conservatorship and Regulatory Matters Treasury draw requests and dividend payments DFAST7 - Additional draws needed under $ Billions severely adverse scenario $ Billions $140.2 $116.5 $96.5 6 $71.3 $71.6 $53 $43 $35 $26 $21 $22 $10.9 $5.0 $0.3 $4.1 2008-2015 2016 2017 2018 Cumulative 12/31/2015 12/31/2016 12/31/2017 Remaining Total PSPA Funding* Draw Requests from Treasury Dividend Payments to Treasury with DTA valuation allowance without DTA valuation allowance Results published in August of following year. Note: Totals may not add due to rounding. *As of December 31, 2018. © Freddie Mac 4

Interest-rate Risk Measures GAAP Adverse Scenario8 (Before-Tax) PMVS-Level9 and Average Duration Gap10 $ Billions $(0.2) ($0.5) ($0.6) ($0.5) ($0.5) $17 $8 $23 $18 $11 4Q17 1Q18 2Q18 3Q18 4Q18 $(2.7) ($3.1) ($3.3) ($3.4) ($3.3) PMVS-L (50 bps) ($ Millions) 93% 84% 83% 86% 85% 0 0 0 0 0 12/31/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 4Q17 1Q18 2Q18 3Q18 4Q18 Pre-Hedge Accounting Post-Hedge Accounting Average Duration Gap (Months) % Change © Freddie Mac 5

Key Economic Indicators National home prices increased by an average of 4.7% Quarterly ending interest rates over the past year 4.72% 4.44% 4.55% 4.55% 3.99% 3.11% 2.93% 2.78% 2.72% 2.39% 12/31/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 30-year PMMS 10-year LIBOR Unemployment rate and job creation 4.1% 4.1% 3.9% 3.8% 3.8% 254,000 221,000 National home prices have surpassed the 2006 peak 218,000 217,000 190,000 (2006 Peak) 188 168 4Q17 1Q18 2Q18 3Q18 4Q18 Freddie Mac House Price Index (December 2000 = 100) Average monthly net new jobs (non-farm) 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 National unemployment rate (as of the last month in United States (Not Seasonally Adjusted) each quarter) © Freddie Mac 6

Single-family Financial Highlights and Key Metrics Single-family segment earnings New business activity $ Millions $ Billions $1,183 $1,024 Guarantee fees charged on new acquisitions (bps)11 $915 40 41 41 41 $822 $786 36 $98 $84 $81 $77 $41 $66 $26 $19 $22 $28 $62 $57 $38 $58 $55 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 During the fourth quarter of 2018, the company changed how it calculates certain components of its Segment Earnings for the Single-family Guarantee and Capital Markets segments. Prior period results have been revised to conform to the current period presentation. Home Purchase UPB Refinance UPB Credit guarantee portfolio Serious delinquency rates $ Billions +4% YoY 2.59% increase 2.41% 2.14% $1,829 $1,836 $1,855 $1,875 $1,896 2.01% 1.93% $405 $390 $374 $359 $346 1.08% 0.97% 0.82% 0.73% 0.69% $1,424 $1,446 $1,481 $1,516 $1,550 0.35% 0.32% 0.25% 0.22% 0.22% (78%)(73%) (79%)(74%) (75%)(80%) (77%)(81%) (78%)(82%) 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Core single-family portfolio (loans originated post-2008) Core single-family portfolio (loans originated post-2008) Legacy and relief refinance single-family portfolio Legacy and relief refinance single-family portfolio Total Note: Totals may not add due to rounding. © Freddie Mac 7

Single-family Loan Purchase Credit Characteristics Weighted average original loan-to-value ratio (OLTV) Weighted average credit score 745 744 745 746 747 76% 76% 78% 79% 77% 76% 76% 78% 79% 77% 745 745 746 746 747 68% 66% 67% 66% 65% 708 709 707 707 712 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Relief Refinance (includes HARP) Relief Refinance (includes HARP) All Other All Other Total Purchases and Guarantees Total Purchases and Guarantees New business activity with debt-to- Loan Purpose income ratio > 45% (%) 19% 19% 12% 9% 11% 18% 18% 19% 15% 18% 17% 17% 23% 23% 15% 76% 58% 58% 69% 71% 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Home Purchase Cash-out refinance Other refinance © Freddie Mac 8

Single-family Credit Risk Transfer – STACR / ACIS Total Single-family credit guarantee portfolio with Cumulative Single-family transferred credit risk transferred credit risk based on outstanding balance at period end $ Billions $ Billions Outstanding reference pool UPB as a 44% percentage of total Single-family portfolio 35% $26.4 26% $24.5 $24.8 19% $23.4 $22.0 12% $2.4 $1.9 $1.6 $1,144 $1.5 $1.7 $858 $838 $648 $598 $4.7 $5.1 $5.6 $5.5 $5.9 $385 $329 $457 $3.9 $4.4 $5.3 $205 $193 $2.8 $3.1 2014 2015 2016 2017 2018 12/31/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 Reference pool UPB at issuance First loss positions: Retained by Freddie Mac Reference pool UPB outstanding Mezzanine loss positions: Retained by Freddie Mac First loss positions: Transferred to third parties Mezzanine loss positions: Transferred to third parties © Freddie Mac 9

Multifamily Financial Highlights and Key Metrics Multifamily comprehensive income Multifamily acquisitions of units by area median $ Millions income (% of eligible units acquired) 4% 6% 6% 9% 7% $660 6% 6% 8% 8% 8% $526 $505 $404 90% 88% 86% 83% 85% 2014 2015 2016 2017 2018 $(199) 4Q17 1Q18 2Q18 3Q18 4Q18 ≤100% AMI >100% - 120% >120% AMI +66% increase Total portfolio since 2014 Multifamily market and Freddie Mac delinquency $ Billions rates (%) $280 $249 $36 $213 $39 $169 $188 $7 $42 $7 $53 $49 $19 $13 $237 $25 $203 1.16 $91 $120 $158 (54%) (64%) (74%) (82%) (85%) (45%) (54%) (64%) (74%) (82%) 3Q18 0.14 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 0.01 4Q14 4Q15 4Q16 4Q17 4Q18 Guarantee Portfolio Mortgage-related Securities Freddie Mac (60+ day) FDIC Insured Institutions (90+ day) Unsecuritized Loans and Other MF CMBS Market (60+ day) Note: Totals may not add due to rounding. © Freddie Mac 10

Multifamily Key Metrics, continued New funding volume Multifamily securitization volume12 $ Billions $ Billions Cap = $36.5 Cap = $35.0 Cap = $30.0 $71.5 $77.5 $68.6 $73.2 $62.2 Cap = $25.9 $7.0 $5.5 $56.8 $51.2 $3.9 $47.3 $39.5 $44.9 $20.3 $37.4 $1.8 $17.3 $28.3 $56.7 $61.6 $2.4 $21.3 $47.3 $35.6 $36.5 $33.7 $32.6 $25.9 $30.0 2014 2015 2016 2017 2018 2009-2013 2014 2015 2016 2017 2018 13 Purchase Volume Subject to Cap K Certificate UPB SB Certificate UPB Purchase Volume Not Subject to Cap Excludes LIHTC new business activity. Note: Totals may not add due to rounding. © Freddie Mac 11

Capital Markets Financial Highlights and Key Metrics Capital Markets investments portfolio Capital Markets comprehensive income $ Billions $ Billions -20% YoY decrease $285 $260 $261 $263 $1.0 $1.0 $0.9 $229 $89 $70 $73 $83 $0.6 $0.6 $62 $196 $190 $188 $180 $167 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Mortgage Investments Portfolio During the fourth quarter of 2018, the company changed how it calculates certain components of its Segment Earnings for the Single-family Guarantee and Capital Markets segments. Prior period results have been revised to conform to the current period presentation. Other Investments Portfolio Capital Markets cash window securitization Capital Markets mortgage investments portfolio $ Billions $ Billions -15% YoY $42 decrease $38 $38 $196 $190 $188 $35 $180 $167 $56 $29 $53 $51 $50 $10 $45 $11 $13 $12 $9 $130 $126 $124 $118 $114 (60%)(66%) (63%)(66%) (62%)(66%) (66%)(62%) (68%)(66%) 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Liquid Securitization Pipeline Less Liquid Note: Totals may not add due to rounding. © Freddie Mac 12

Housing Market Support Number of families Freddie Mac helped Number of single-family loan workouts15 to own or rent a home14 In Thousands In Thousands 2,421 2,311 2,237 2,192 937 663 442 94 910 90 13 3 6 75 16 69 5 884 828 21 9 15 11 745 5 677 12 10 54 60 820 866 43 45 650 739 2015 2016 2017 2018 2015 2016 2017 2018 Multifamily rental units Purchase borrowers Loan modifications16 Home 16 Refinance borrowers Repayment plans Retention Actions Forbearance agreements16 Short sales and deed-in-lieu Foreclosure of foreclosure transactions16 Alternatives Note: Totals may not add due to rounding. © Freddie Mac 13

Endnotes 1 For additional information regarding Freddie Mac’s non-GAAP financial measures and reconciliations to the comparable amounts under GAAP, see the company’s Press Release for the year ended December 31, 2018. 2 Based on unpaid principal balances (UPB) of loans and securities. Excludes mortgage-related securities traded, but not yet settled. 3 Primarily Freddie Mac’s K Certificate and SB (Small Balance) Certificate transactions. 4 The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. See the company’s Annual Report on Form 10-K for the year ended December 31, 2018 for more information. 5 Represents the company’s aggregate indebtedness for purposes of the Purchase Agreement debt cap and primarily includes the par value of other short-term and long-term debt used to fund its business activities. 6 Excludes the initial $1 billion liquidation preference of senior preferred stock issued to Treasury in September 2008 as consideration for Treasury’s funding commitment and the $3.0 billion increase in the aggregate liquidation preference of the senior preferred stock pursuant to the December 21, 2017 Letter Agreement. The company received no cash proceeds as a result of issuing the initial $1 billion liquidation preference of senior preferred stock or the $3.0 billion increase on December 31, 2017. 7 For additional information, see Regulation and Supervision / Federal Housing Finance Agency / Capital Standards in the company’s Annual Report on Form 10-K for the year ended December 31, 2018. (DFAST: Dodd-Frank Act Stress Test) 8 The company evaluates the potential benefits of fair value hedge accounting by evaluating a range of interest rate scenarios and identifying which of those scenarios produces the most adverse GAAP earnings outcome. At December 31, 2018, the GAAP adverse scenario before fair value hedge accounting was a non-parallel shift in which long-term rates decrease by 100 basis points, while the adverse scenario after fair value hedge accounting was a non-parallel shift in which short and medium-term rates decrease by 100 basis points. 9 Portfolio Market Value Sensitivity (PMVS) is the company's estimate of the change in the market value of its financial assets and liabilities from an instantaneous shock to interest rates, assuming spreads are held constant and no rebalancing actions are undertaken. PMVS-Level or PMVS-L measures the estimated sensitivity of the company’s portfolio market value to parallel movements in interest rates. 10 Duration gap measures the difference in price sensitivity to interest rate changes between our financial assets and liabilities and is expressed in months relative to the market value of assets. 11 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Includes the effect of fee adjustments that are based on the price performance of Freddie Mac’s PCs relative to comparable Fannie Mae securities. Net of legislated 10 basis point guarantee fee remitted to Treasury as part of the Temporary Payroll Tax Cut Continuation Act of 2011. 12 Excludes other types of Multifamily securitization products. 13 Includes K Certificates without subordination, which are fully guaranteed and issued without subordinate or mezzanine securities. 14 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. 15 Consists of both home retention actions and foreclosure alternatives. 16 Categories are not mutually exclusive, and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period. © Freddie Mac 14

Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-family Guarantee, Multifamily and Capital Markets segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans the company owns or guarantees, the costs and benefits of the company’s credit risk transfer transactions, and results of operations and financial condition on a GAAP, Segment Earnings, non-GAAP and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury and Congress), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2018, and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s website at www.freddiemac.com/ investors and the SEC’s website at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation. © Freddie Mac 15